                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                                 __X__
Filed by a Party other than the Registrant              _____

Check the appropriate box:

_____  Preliminary Proxy Statement

_____  Confidential, for use of the Commission Only (as permitted by
          Rule 14a-6(e)(2)

_____  Definitive Proxy Statement

_X___  Definitive Additional materials

_____  Soliciting Material Pursuant to ss.240.14a-l l(c) or ss.240.14a-12

--------------------------------------------------------------------------------

                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS.

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

__X__  No fee required.

_____  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

_____  Fee paid previously with preliminary materials.

                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
     Equity Growth Fund * Global Gold Fund * Global Natural Resources Fund
      Income & Growth Fund * Small Cap Quantitative Fund * Utilities Fund

Dear American Century Shareholder:

I am writing to notify you again of a special meeting of the shareholders of the various series of American Century Quantitative Equity Funds (the "Company") to
be held on August 2, 2002 to elect a Board of Directors of eight members who will hold office until their successors are duly elected and qualified. The meeting will be held at the Company's offices at 4500 Main Street, Kansas City,
Missouri at 10 a.m. Central Time.

In order to comply with California law with respect to the record date and to allow shareholders who have recently purchased shares of the funds to vote their shares, the Board of Directors has established a new record date of July 9, 2002 for the meeting. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting and any adjournments thereof. The information in this letter amends the Notice of
Special Meeting of Shareholders, Proxy Statement and any other information about the meeting previously delivered to you or included with this letter.

* IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE,
  no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet.

* IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may
  do so by following the directions on the enclosed proxy card.

* IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES you may do so by following the directions on the enclosed proxy card. The Board of Directors recommends a vote "FOR" the nominees identified on the proxy card. PLEASE REMEMBER TO VOTE
  YOUR SHARES AS SOON AS POSSIBLE. If you have any questions or need assistance, please contact us at 1-800-331-8331.

Each share (or portion of a share) of each fund or class of a fund is entitled to one vote for each dollar of a fund's net asset value that the share (or portion of a share) represents. Shareholders have cumulative voting rights as prescribed by California law. That means a shareholder has the right to give one or more nominees a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the shareholder's shares are normally entitled. If you wish to cumulate your votes you must notify the
Company of your intention to do so, and the name of the nominee or nominees must be among those listed on the enclosed proxy card or duly placed in nomination prior to voting. Shareholders of all funds and classes vote together for the election of directors. The eight nominees receiving the highest number of affirmative votes will be elected.

The number of outstanding votes of each class of the funds as of the close of business on July 1, 2002 was as follows:

                            Investor Class    Advisor Class    Institutional Class   C Class
                            --------------    -------------    -------------------   -------
Global Gold                 376,449,072       863,713          N/A                   N/A
Income & Growth             3,668,672,943     1,095,661,032    214,386,058           1,284,331
Equity Growth               1,186,109,932     108,620,509      119,315,338           216,256
Utilities                   138,102,641       1,688,570        N/A                   N/A
Small Cap Quantitative      101,642,087       244,311          1,085,791             N/A
Global Natural Resources    34,632,084        187,858          N/A                   N/A

The following table sets forth, as of the close of business on July 1, 2002, the share ownership of those shareholders known by American Century Investment
Management, Inc. to own more than 5% of a fund's outstanding shares:

Fund/Class       Shareholder                                                     Percentage of Outstanding Shares Owned
------------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH
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 Investor       Charles Schwab & Co., Inc., San Francisco, CA                                                        13%
                Massachusetts Mutual Life Insurance Co., Springfield, MA                                              8%
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 Advisor        Saxon & Co., Philadelphia, PA                                                                        24%
                Charles Schwab & Co., Inc., San Francisco, CA                                                        17%
                Wells Fargo Bank MN NA, Fidelity Natl Financial 401K PSP, Minneapolis, MN                            13%
                Fulvest & Co., Lancaster, PA                                                                          5%
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 Institutional  UMB Bank NA TR, Phelps Dodge Employee Savings Plan & Trust, Kansas City, MO                          44%
                Chase Manhattan Bank Trustee, Thrift Plan for Employees of Conoco, Inc., New York, NY                35%
                Trustees of American Century P/S & 401K Savings Plan & Trust, Kansas City, MO                         6%
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                                                         Continued on next page

Fund/Class       Shareholder                                                     Percentage of Outstanding Shares Owned
------------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH
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 C              Donaldson Lufkin Jenrette Securities, Inc., Jersey City, NJ                                          37%
                Mobank & Co., Monroe, MI                                                                             31%
                Edward Matthews Custodian Ryan Matthews, Staten Island, NY                                            9%
                American Enterprise Investment Services, Minneapolis, MN                                              6%
------------------------------------------------------------------------------------------------------------------------
GLOBAL GOLD
------------------------------------------------------------------------------------------------------------------------
 Investor       Charles Schwab & Co., Inc., San Francisco, CA                                                        21%
------------------------------------------------------------------------------------------------------------------------
 Advisor        National Inv Svcs Corp Spec Cust, New York, NY                                                       22%
                First Union National Bank, Charlotte, NC                                                             20%
                National Financial Services Corp, New York, NY                                                       13%
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GLOBAL NATURAL RESOURCES
------------------------------------------------------------------------------------------------------------------------
 Investor       Charles Schwab & Co., Inc., San Francisco, CA                                                        40%
------------------------------------------------------------------------------------------------------------------------
 Advisor        Charles Schwab & Co., Inc., San Francisco, CA                                                        58%
                Richard L. Crowder Construction, Inc., Petersburg, VA                                                37%
------------------------------------------------------------------------------------------------------------------------
INCOME & GROWTH
------------------------------------------------------------------------------------------------------------------------
 Investor       Charles Schwab & Co., Inc., San Francisco, CA                                                        16%
------------------------------------------------------------------------------------------------------------------------
 Advisor        Manufacturers Life Insurance Co. USA, Laura Ross US SRS SEG Fund/Acct, Toronto, ONT                  24%
                Nationwide Insurance Co., Columbus, OH                                                               14%
                Principal Life Insurance, Des Moines, IA                                                             10%
                American Express Trust Co., FBO American Express Trust Retirement Service Plans, Minneapolis, MN      9%
------------------------------------------------------------------------------------------------------------------------
 Institutional  UMB Bank NA TR, Phelps Dodge Employee Savings Plan & Trust, Kansas City, MO                          20%
                Charles Schwab & Co., Inc., San Francisco, CA                                                        11%
                USAA Federal Savings Bank, San Antonio, TX                                                            6%
                UMB Bank TR, Navistar International Transportation Retirement Savings Plan & Trust, Kansas City, MO   6%
                UMB Bank NA TR, Buckeye Pipe Line Services Co. Retirement & Savings Plan, Kansas City, MO             6%
                UBATCO & Co., FBO College Savings Plan of Nebraska, Lincoln, NE                                       6%
------------------------------------------------------------------------------------------------------------------------
 C              Donaldson Lufkin Jenrette Securities Corp., Jersey City, NJ                                          25%
                Mobank & Co., Monroe, MI                                                                              8%
------------------------------------------------------------------------------------------------------------------------
SMALL CAP QUANTITATIVE
------------------------------------------------------------------------------------------------------------------------
 Investor       National Financial Services Corp., New York, NY                                                      12%
                Charles Schwab & Co., Inc., San Francisco, CA                                                         8%
------------------------------------------------------------------------------------------------------------------------
 Advisor        Nationwide Trust Co., Columbus, OH                                                                   51%
                First Citizens Bank & Trust Co., AIGIS Mechtronics LLC, 401K & Prof S, Raleigh, NC                   17%
                Painewebber for the Benefit of UBS Painewebber CDN, FBO Lawrence Groman (Brandywine), Weehawken, NJ  12%
                Union Planters Bank, Film House Inc. Profit Sharing Plan, Memphis, TN                                 5%
------------------------------------------------------------------------------------------------------------------------
 Institutional  American Century Services Corp., Stock Option Surrender Plan Trust, Kansas City, MO                  91%
                HUBCO, Regions Bank, Birmingham, AL                                                                   9%
------------------------------------------------------------------------------------------------------------------------
UTILITIES
------------------------------------------------------------------------------------------------------------------------
 Investor       Charles Schwab & Co., Inc., San Francisco, CA                                                        16%
------------------------------------------------------------------------------------------------------------------------
 Advisor        Charles Schwab & Co., Inc., San Francisco, CA                                                        90%
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The expenses in connection with preparing and mailing this letter have been paid by the funds' investment adviser.

To the extent the information in the Notice and Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Special Meeting of Shareholders. If you would like another copy of the Proxy Statement, please contact us at the telephone number listed above and on the proxy card.

Any information in the Notice and Proxy Statement not amended by this letter remains unchanged - if you would like another copy please contact us. Please accept our apologies for any confusion resulting from this new information.
Thank you for investing with American Century.

Sincerely,

/s/David C. Tucker
David C. Tucker
Senior Vice President                                     DATED: July 10, 2002

SH-SPL-30848  0207